EX-4.4
                        FORM OF COMMON STOCK CERTIFICATE

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                            AT COMM CORPORATION LOGO

NUMBER                                                                    SHARES


THIS CERTIFICATE IS TRANSFERABLE IN    SEE THE REVERSE FOR A STATEMENT AS TO THE
NEW YORK, N.Y.                              RIGHTS, PREFERENCES, PRIVILEGES AND
AND RIDGEFIELD PARK, NJ                 RESTRICTIONS OF THE CORPORATION'S SHARES

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



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This is to certify that                                      CUSIP 00208K  10  5



is the owner of
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FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITH
                              PAR VALUE OF $.01, OF

                               AT COMM CORPORATION

Transferable on the share register of the Corporation, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed or assigned.

This Certificate is not valid until countersigned by the transfer agent and Registered by the registrar.

WITNESS the facsimile seal of Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                                  /s/
CHIEF FINANCIAL OFFICER AND SECRETARY        CHAIRMAN OF THE BOARD AND PRESIDENT

                            AT COMM CORPORATION SEAL
                                    GOES HERE

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

                               AT COMM CORPORATION

A full statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes of shares of the Corporation, including the Common Stock, ownership of which is represented by this certificate, and the Preferred Stock, and upon the respective holders thereof, may be obtained by any shareholder upon request and without charge from the Secretary of the Corporation, at the principal office of the Corporation.

The Board of Directors has the authority to fix the number of shares of any series of Preferred Stock, to determine the designation of such series and to determine or alter the rights, preferences, privileges and restrictions upon any wholly unissued series of Preferred Stock.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIT MIN ACT--........Custodian
TEN ENT -- as tenants by the  entireties               (Cust)         (Minor)
JT TEN  -- as joint tenants with right             under Uniform Gifts to Minors
           of survivorship and not as                       Act.................
           tenants in common                                             (State)


Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer  unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


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Attorney  to  transfer  the  said  shares  on  the  books  of the  within  named
Corporation with full power of substitution in the premises.

Dated
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                              NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT  MUST
                              CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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